CHAR1\1820777v2 FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 6, 2021 (this “Agreement”) is entered into among Louisiana-Pacific Corporation, a Delaware corporation (the “Borrower”), the Lenders and Voting Participants party hereto, American AgCredit, PCA, as Administrative Agent and CoBank, ACB, as L/C Issuer. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement (as defined below). RECITALS WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, American AgCredit, PCA, as Administrative Agent and CoBank, ACB, as L/C Issuer, have entered into that certain Amended and Restated Credit Agreement dated as of June 27, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”); WHEREAS, the Borrower has requested that the Lenders and Voting Participants constituting Required Lenders agree to amend the Credit Agreement as further set forth herein; and WHEREAS, the Lenders and Voting Participants party hereto are willing to agree to such amendments, subject to the terms and conditions set forth herein. AGREEMENT NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Amendment. Section 8.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: 8.11 Financial Covenant. Permit the Capitalization Ratio as of the end of any fiscal quarter of the Borrower to be greater than 57.5%. 2. Conditions Precedent. This Agreement shall become effective as of the date hereof upon receipt by the Administrative Agent of a copy of this Agreement duly executed by the Borrower, any Guarantors, Lenders and Voting Participants constituting Required Lenders, and the Administrative Agent. 3. Miscellaneous. (a) The Credit Agreement (as amended hereby) and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. (b) The Borrower hereby represents and warrants as follows: (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement. (ii) This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief

2 CHAR1\1820777v2 Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). (iii) No material approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement other than those that have already been obtained and are in full force and effect. (iv) No actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any of its Subsidiaries or against any of their properties or revenues exists that (x) purport to affect or pertain to this Agreement or any of the transactions contemplated hereby or (y) could reasonably be expected to have a Material Adverse Effect. (c) The Loan Parties represent and warrant to the Lenders that after giving effect to this Agreement the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date. (d) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. This Agreement and any certificate or other instrument delivered hereunder or in connection herewith and signature pages thereto may be executed and delivered by electronic means (including electronic image, facsimile, “.pdf”, “.tif” and “.jpeg”), and thereupon such agreement, certificate or instrument shall be treated in each case and in all manner and respects and for all purposes as an original agreement, certificate or instrument and shall be considered to have the same binding legal effect as if it were an original manually-signed counterpart thereof delivered in person. (e) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (f) The Borrower agrees to reimburse the Administrative Agent for the reasonable and documented out-of-pocket expenses incurred by it in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of Moore & Van Allen PLLC, counsel for the Administrative Agent. [The Signature Pages Follow]

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written. BORROWER: LOUISIANA-PACIFIC CORPORATION, a Delaware corporation By: /s/ Bob Hopkins Name: Bob Hopkins Title: Treasurer

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT ADMINISTRATIVE AGENT: AMERICAN AGCREDIT, PCA, as Administrative Agent By:/s/ Daniel K. Hansen Name: Daniel K. Hansen Title: Vice President

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT L/C ISSUER: COBANK, ACB, as L/C Issuer By: /s/ Robert Prickett Name: Robert Prickett Title: Vice President

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT LENDERS: AMERICAN AGCREDIT, PCA, as a Lender By: /s/ Daniel K. Hansen Name: Daniel K. Hansen Title: Vice President

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT COBANK, FCB, as a Lender By: /s/ Robert Prickett Name: Robert Prickett Title: Vice President

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT FARM CREDIT SERVICES OF AMERICA, PCA, as a Lender By: /s/ Nicholas King Name: Nicholas King Title: Vice President

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT VOTING PARTICIPANTS: AGFIRST FARM CREDIT BANK, as a Voting Participant By: /s/ Michael Mancini Name: Michael Mancini Title: Vice President

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant By: /s/ Tabatha Hamilton Name: Tabatha Hamilton Title: Vice President Food and Agribusiness

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT FARM CREDIT BANK OF TEXAS, as a Voting Participant By: /s/ Alan Robinson Name: Alan Robinson Title: Vice President

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant By: /s/ Shane Prichard Name: Shane Prichard Title: VP Capital Markets

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant By: /s/ Lisa Caswell Name: Lisa Caswell Title: Vice President

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant By: /s/ Jeremy A. Roewe Name: Jeremy A. Roewe Title: Vice President

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT FARM CREDIT EAST, ACA, as a Voting Participant By: /s/ Benjamin Thompson Name: Benjamin Thompson Title: Vice President

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT FARM CREDIT WEST, FLCA, as a Voting Participant By: /s/ Robert Stornetta Name: Robert Stornetta Title: Senior Vice President, Capital Markets

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT CAPITAL FARM CREDIT, FLCA, as a Voting Participant By: /s/ Vladimir Kolesnikov Name: Vladimir Kolesnikov Title: Capital Markets Director

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT FIRST SOUTH FARM CREDIT, ACA, as a Voting Participant By: /s/ Daniel Sims Name: Daniel Sims Title: AVP

LOUISIANA-PACIFIC CORPORATION FOURTH AMENDMENT FARM CREDIT OF FLORIDA, ACA, as agent/nominee for Florida Federal Land Bank, FLCA as a Voting Participant By: /s/ Jennifer Dueboay Name: Jennifer Dueboay Title: Capital Markets Officer